EXHIBIT 32.1 Section 906 Certification

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB Quarterly Report of World Health
Alternatives, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     o    the Report fully complies with the requirements of Section 13(a)
          or 15(d) of the Securities Exchange Act of 1934; and
     o    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/Richard E. McDonald
        Richard E. McDonald, President,
        Principal Financial Officer,
        Principal Accounting Officer,
        Chairman of the Board of Directors

Date:   October 29, 2003